UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                      October 11, 1995 (October 10, 1995)
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                Date of Report (Date of earliest event reported)



                           MERRIMAC INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)



          New Jersey                 0-11201                  22-1642321
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 (State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)            File Number)           Identification No.)



            41 Fairfield Place, West Caldwell, New Jersey 07007-0986
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                (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code   (201) 575-1300
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                    INFORMATION TO BE INCLUDED IN THE REPORT




Item 5.  Other Events.
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                  Registrant's  press  release dated  October 10, 1995 is filed herewith as Exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
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                  (c) Exhibits.
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                      20. Press release of Registrant dated October 10, 1995.


                  This Current Report shall not be construed as a waiver of the right to contest the validity or scope of any or all of the provisions of the Securities Exchange Act of 1934 under the Constitution of the United States, or the validity of any rule or regulation made or to be made under such Act.


                                   SIGNATURE
                                   ---------


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         MERRIMAC INDUSTRIES, INC.
                                         -------------------------
                                              (Registrant)


                                           By     Eugene W. Niemiec
                                             --------------------------------
                                             Eugene W. Niemiec
                                             President and Chief Executive
                                               Officer


Date:  October 11, 1995


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                                 EXHIBIT INDEX



                                                     Sequentially
Exhibit                                             Numbered Page
-------                                             -------------


    20.     Press release of Registrant dated
            October 10, 1995.